UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 8, 2005


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                     88-0219860

(State or other jurisdiction of                             (IRS Employer
Incorporation or organization)                            Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition.

    On August 8, 2005, Synagro Technologies, Inc. issued a press release revising its previously announced results of operations for the three and six months ended June 30, 2005. This revised press release reflects a correction to report preferred stock dividends as $7.3 million and $9.6 million for the three and six months ended June 30, 2005, respectively. Preferred stock dividends were originally reported as $6.5 and $8.8 million for the three and six months ended June 30, 2005, respectively. Accordingly, net loss applicable to common stock for the three and six months ended June 30, 2005, have been corrected to report a loss of $21.2 million and $23.8 million for the three and six months ended June 30, 2005, respectively, from the previously reported net loss applicable to common stock of $20.5 million and $23.1 million, respectively. Basic and diluted loss per share have also been corrected to $0.84 and $1.05 for the three and six months ended June 30, 2005, respectively, from the previously reported basic and diluted loss per share of $0.81 and $1.02, respectively.

    A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits

               99.1 Press release dated August 8, 2005, issued by Synagro Technologies, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  August 8, 2005

                                    SYNAGRO TECHNOLOGIES, INC.

                                    By:            /s/ J. PAUL WITHROW
                                       -----------------------------------------
                                             (Senior Executive Vice President &
                                           Chief Financial Officer and Director)


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                                  EXHIBIT INDEX


99.1    Press release dated August 8, 2005, issued by Synagro Technologies, Inc.


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